EXHIBIT 99.1


                                   TABLE VI
                            ACQUISITION OF EQUIPMENT
                          BY THE PRIOR PUBLIC PROGRAMS

                                    TABLE VI

           Acquisition of Equipment - Prior Public Programs - Series A
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series A for the three years ended December 31, 2000:

         Original Lessee                                                       Date          Total          Cash        Acquisition
        or Equipment User             Location             Equipment        Purchased      Financing      Expended         Cost
-------------------------------  ------------------   -------------------  -------------  -------------  ------------   ------------

                                                                                          -------------  ------------   ------------
                                                                                                    $0            $0             $0
                                                                                          =============  ============   ============


                                    TABLE VI

           Acquisition of Equipment - Prior Public Programs - Series B
                                   (unaudited)



The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series B for the three years ended December 31, 2000:

         Original Lessee                                                       Date          Total          Cash        Acquisition
        or Equipment User             Location             Equipment        Purchased      Financing      Expended         Cost
-------------------------------  ------------------   -------------------  -------------  -------------  ------------   ------------

                                                                                          -------------  ------------   ------------
                                                                                                    $0            $0             $0
                                                                                          =============  ============   ============



                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series B
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series B at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                            Equipment     Equipment      Total
                                             Leases       Financings   Portfolio
                                             ------       ----------   ---------
Telecommunications                          $405,645      $ 66,650      $472,295
Manufacturing & Production                    44,588                      44,588
Computer Systems                                           102,581       102,581
Video Production                                            53,797        53,797
Printing                                      48,492                      48,492
Retail Systems                                              21,088        21,088
                                            --------      --------      --------
                                            $498,725      $244,116      $742,841
                                            ========      ========      ========

                                    TABLE VI

           Acquisition of Equipment - Prior Public Programs - Series C

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series C for the three years ended December 31, 2000:

         Original Lessee                                                       Date          Total          Cash        Acquisition
        or Equipment User             Location             Equipment        Purchased      Financing      Expended         Cost
-------------------------------  ------------------   -------------------  -------------  -------------  ------------   ------------

                                                                                          -------------  ------------   ------------
                                                                                                    $0            $0             $0
                                                                                          =============  ============   ============



                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series C
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE


The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series C at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                            Equipment     Equipment      Total
Equipment Category                           Leases      Financings    Portfolio
------------------                           ------      ----------    ---------
Computer Systems                            $ 72,410      $300,329      $372,739

Manufacturing & Production                    15,620       180,823       196,443

Printing                                      80,642         6,338        86,980

Office Furniture & Fixtures                   49,369        40,017        89,386

Medical                                       77,680        81,790       159,470

Telecommunications                              --          37,927        37,927

Copiers                                         --          17,654        17,654

Automotive                                      --          28,051        28,051
                                            --------      --------      --------
                                            $295,721      $692,929      $988,650
                                            ========      ========      ========

                                    TABLE VI

           Acquisition of Equipment - Prior Public Programs - Series D
                                   (unaudited)



The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series D for the three years ended December 31, 2000:

         Original Lessee                                                       Date          Total          Cash        Acquisition
        or Equipment User             Location             Equipment        Purchased      Financing      Expended         Cost
-------------------------------  ------------------   -------------------  -------------  -------------  ------------   ------------

                                                                                          -------------  ------------   ------------
                                                                                                    $0            $0             $0
                                                                                          =============  ============   ============



                                    TABLE VI
           Acquisition of Equipment - Recent Public Program - Series D
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners L.P., Series D at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                        Equipment       Equipment       Total
Equipment Category                       Leases        Financings     Portfolio
------------------                       ------        ----------     ---------
Manufacturing & Production             $ 4,875,699    $    31,909    $ 4,907,608
Aircraft                                 2,401,536        983,333      3,384,869
Computer Systems                         3,028,066        105,643      3,133,709
Restaurant Equipment                       342,503        348,847        691,350
Office Furniture & Fixtures                510,560           --          510,560
Telecommunications                           9,915         32,449         42,364
Medical                                     47,887         33,986         81,873
Printing                                      --           50,151         50,151
Retail Systems                              27,933         11,661         39,594
Audio                                      108,551         18,399        126,950
                                       -----------    -----------    -----------
                                       $11,352,650    $ 1,616,378    $12,969,028
                                       ===========    ===========    ===========

                                    TABLE VI

                                   (unaudited)



The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Series E for the three years ended December 31, 2000:

       Original Lessee                                                            Date          Total           Cash     Acquisition
      or Equipment User                 Location                Equipment       Purchased    Financing (1)   Expended (2)   Cost (3)
---------------------------------   ---------------------  ------------------   ---------   --------------  -------------   --------
Medserve, Inc.                      Huntington, NY         Medical              Jan-98              0          32,691         32,691
Medical Industries Of America       Boynton Beach, FL      Computers            Jan-98              0          31,543         31,543
Vertex Group, Inc.                  Los Angeles, CA        Telecommunications   Jan-98              0          26,856         26,856
Presta & Associates                 San Bruno, CA          Computers            Jan-98              0          37,876         37,876
Little Angel Foods, Inc.            Daytona Beach, FL      Restaurant           Jan-98              0          58,027         58,027
Seoul House & Cheonwon Corp.        Edison, NJ             Restaurant           Jan-98              0          57,041         57,041
Iverson Financial  System, Inc      Sunnyvale, CA          Computers            Jan-98              0          35,980         35,980
Kallmart Telecom, Inc.              Satellite Beach, FL    Computers            Jan-98              0          49,152         49,152
Medical Development Corp Of         Hudson, FL             Medical              Jan-98              0          67,679         67,679
Meridian Off-Road Center, Inc.      Butler, PA             Automotive           Jan-98              0          38,733         38,733
Merlin Printing, Inc.               Amityville, NY         Computers            Jan-98              0          29,262         29,262
Soothe Your Soul Dba,               Redondo Beach, CA      Furniture            Jan-98              0          27,053         27,053
Harr's Surf & Turf Markets, Inc.    Palm Harbor, FL        Fixtures             Jan-98              0          55,740         55,740
Biocontrol Technology, Inc.         Pittsburgh, PA         Computers            Jan-98              0          48,895         48,895
Piedmont Tool & Supply Co., Inc.    Bowling Green, SC      Fixtures             Jan-98              0          28,730         28,730
Tokarczyk Enterprises, Inc.         Eastwood, KY           Manufacturing &      Jan-98              0          50,991         50,991
                                                           Production
Bankers Direct Mortgage Corp.       W. Palm Beach, FL      Computers            Jan-98              0          39,045         39,045
Phipps Construction Dba,            Siloam Springs, AR     Manufacturing &      Jan-98              0          68,131         68,131
                                                           Production
The Hollywood Stage Dba,            Hollywood, CA          Video Production     Jan-98              0          44,095         44,095
Grady & Dicks, A Law Corporation    San Diego, CA          Computers            Jan-98              0          84,977         84,977
Ashland Machine Company             Ashland, VA            Manufacturing &      Jan-98              0          79,287         79,287
                                                           Production
Dunkin Donuts & Baskin Robbins      Austin, TX             Restaurant           Jan-98              0          26,586         26,586
Parthenon Glass, Inc                Brooklyn, NY           Manufacturing &      Jan-98              0          28,153         28,153
                                                           Production
The Connecticut Muffin Co., Inc.    New York, NY           Restaurant           Jan-98              0          32,702         32,702
V & J Restaurant                    Red Bank, NJ           Restaurant           Jan-98              0          54,863         54,863
Ricardo's Of Las Vegas, Inc.        Las Vegas, NV          Restaurant           Jan-98              0          62,575         62,575
Lowes Service Center, Inc.          Northborough, MA       Automotive           Jan-98              0          86,125         86,125
Photo Price Dba, Sang Rok Kim       Van Nuys, CA           Photography          Jan-98              0          76,201         76,201
Allentuck Printing & Graphics       Gaithersburg, MD       Printing             Jan-98              0          76,451         76,451
Choice-Professional Overnight       New Orleans, LA        Copiers              Jan-98              0          41,360         41,360
Triumph Corporation                 Tempe, AZ              Manufacturing &      Jan-98              0         768,583        768,583
                                                           Production
Wisconsin Color Press, Inc.         Milwaukee, WI          Printing             Jan-98              0          47,272         47,272
All New Remodeling Inc.             Yonkers, NY            Computers            Feb-98              0          35,157         35,157
Convention Express Inc.             Ocean City, NJ         Computers            Feb-98              0          73,997         73,997
Jetson's Inc.                       Edison, NJ             Restaurant           Feb-98              0          48,904         48,904
Jimmy Mac's Roadhouse Dba           Renton, WA             Retail               Feb-98              0          36,861         36,861
Thunderbird Greely Inc.             San Diego, CA          Furniture            Feb-98              0         139,688        139,688
Breaktime Refreshments, Ltd.        West Babylon, NY       Fixtures             Feb-98              0          47,758         47,758
Core Group Ltd.                     Boston, MA             Video Production     Feb-98              0          45,566         45,566

                                    TABLE VI

                                  (unaudited)

       Original Lessee                                                            Date          Total           Cash     Acquisition
      or Equipment User                 Location                Equipment       Purchased    Financing (1)   Expended (2)   Cost (3)
---------------------------------   ---------------------  ------------------   ---------   --------------  -------------   --------
Accutrac Recovery Systems, Inc      Memphis, TN            Computers            Feb-98              0          29,925         29,925
Green Acres Land Development &      Powells Point, NC      Manufacturing &      Feb-98              0          33,617         33,617
                                                           Production
Textile Unlimited Corp.             Torrance, CA           Computers            Feb-98              0          36,337         36,337
Metric Display Corp. Dba,           Providence, RI         Manufacturing &      Feb-98              0          29,595         29,595
                                                           Production
Forward Logistics Group             Orlando, FL            Material Handling    Feb-98              0          39,743         39,743
J.W. Wood & Associates, Inc.        Battle Creek, MI       Retail               Feb-98              0          81,331         81,331
21-42 Meat Food Corp Dba Super      Whitestone, NY         Retail               Feb-98              0          42,927         42,927
Calico Welding Supply Co.           Texas City, TX         Manufacturing &      Feb-98              0          34,508         34,508
                                                           Production
Clarklift Of Orlando, Inc.          Orlando, FL            Office Equipment     Feb-98              0          40,189         40,189
H & S Construction                  New Salisbury, IN      Construction         Feb-98              0          73,104         73,104
Penncro Associates, Inc.            Southhampton, PA       Computers            Feb-98              0          65,477         65,477
Preferred Leads                     Indianapolis, IN       Computers            Feb-98              0          25,591         25,591
Senior Care Center Of America       Cherry Hill, NJ        Furniture            Feb-98              0          49,567         49,567
Brainard Pig, Inc.                  Fremont, NE            Fixtures             Feb-98              0          54,296         54,296
Cole River Transportation LLC       Winstead, CT           Construction         Feb-98              0          29,753         29,753
Athena Healthcare Assoc. Inc.       Southington, CT        Computers            Feb-98              0          38,219         38,219
P.D. Ricci                          Kent, NY               Construction         Feb-98              0          34,414         34,414
Ralin Medical, Inc.                 Buffalo Grove, IL      Medical              Feb-98              0          39,863         39,863
Csk Auto Inc                        Phoenix, AZ            Other                Mar-98              0         696,718        696,718
Pathmark Stores Inc                 Carteret, NJ           Fixtures             Mar-98              0         745,612        745,612
Oxford Health Plans Inc             Norwalk, CT            Computers            Apr-98              0       2,133,466      2,133,466
Summit Asset Management             London, England        Various              Apr-98     13,059,611       2,077,182     15,136,793
Winners Hotel And Casino            Winnemucca, NV         Fixtures             Apr-98              0         416,159        416,159
Csk Auto                            Phoenix, AZ            Other                Apr-98              0         358,401        358,401
A.C. Financial                      Ames, IA               Computers            May-98              0       5,888,096      5,888,096
Sabena                              Manhasset, NY          Aircraft             Jun-98              0       1,599,758      1,599,758
Csk Auto, Inc.                      Phoenix, AZ            Other                Jun-98              0          58,880         58,880
International Equipment Logist      Avenel, NJ             Material Handling    Jun-98              0         289,593        289,593
Oxford Health Plans, Inc.           Norwalk, CT            Computers            Jul-98      3,575,197         284,233      3,859,430
Ild Teleservices, Inc.              Dallas, TX             Telecommunications.  Jul-98              0         983,835        983,835
Golden Corral Corporation           Raleigh, NC            Furniture            Jul-98              0         264,314        264,314
Royal Metal Products                Denver, CO             Manufacturing &      Jul-98              0         480,528        480,528
                                                           Production
Wam!Net, Inc.                       Minneapolis, MN        Telecommunications.  Jul-98              0       1,090,768      1,090,768
Kapco Enterprises ,Inc.             Boca Raton, FL         Medical              Jul-98              0         233,484        233,484
Kapco Enterprises, Inc.             Boca Raton, FL         Medical              Jul-98              0         233,484        233,484
Kapco Enterprises, Inc.             Boca Raton, FL         Medical              Jul-98              0         233,484        233,484
Kapco Enterprises, Inc.             Boca Raton, FL         Medical              Jul-98              0         233,484        233,484
Kapco Enterprises, Inc.             Boca Raton, FL         Medical              Jul-98              0         233,484        233,484
Crs Design, Inc.                    New York, NY           Computers            Jul-98              0          41,460         41,460
Aai / Terminal One, Inc.            Washington, DC         Furniture            Aug-98              0         280,626        280,626
Headway Technologies, Inc.          Milpitas, CA           Manufacturing &      Aug-98              0       1,498,917      1,498,917
                                                           Production
Hyundai Electronics America         San Jose, CA           Computers            Aug-98              0         500,756        500,756
Oxford Health Plans, Inc.           Norwalk, CT            Computers            Sep-98        733,855          50,542        784,397
Cellular Systems, LLC               Carlsbad, CA           Computers            Sep-98              0         193,040        193,040
A.C. Financial                      Ames, IA               Computers            Sep-98              0         504,309        504,309
Eka Chemical                        Marietta, GA           Manufacturing &      Sep-98        526,499       1,402,960      1,929,459
                                                           Production
Summit Energy Corp.(Ca.)            Santa Monica, CA       Fixtures             Oct-98              0         118,994        118,994

                                    TABLE VI

                                   (unaudited)

       Original Lessee                                                            Date          Total           Cash     Acquisition
      or Equipment User                 Location                Equipment       Purchased    Financing (1)   Expended (2)   Cost (3)
---------------------------------   ---------------------  ------------------   ---------   --------------  -------------   --------
Dave Haynie Enterprises, Inc.       Edmond, OK             Construction         Oct-98              0          80,246         80,246
Phone Power, Inc.                   San Antonio, TX        Office Equipment     Oct-98              0          41,862         41,862
Pizzas By Marchelloni               Mesa, AZ               Restaurant           Oct-98              0          74,099         74,099
Nature Labs, LLC.                   Wichita Falls, TX      Manufacturing &      Oct-98              0          49,346         49,346
                                                           Production
Stat Medical, Inc.                  Seattle, WA            Telecommunications.  Oct-98              0          28,700         28,700
Cicer-Ranzenbach                    Hamlin, NY             Construction         Oct-98              0          44,690         44,690
Center Of Christian Fellowship      Phoenix, AZ            Audio Equipment      Oct-98              0          26,596         26,596
Historic Tours Of America, Inc.     Key West, FL           Automotive           Oct-98              0         388,303        388,303
Perma-Fix Environmental             Gainsville, FL         Environmental        Oct-98              0         207,307        207,307
Syracuse Equipment Leasing Co.      No. Syracuse, NY       Construction         Oct-98              0         720,765        720,765
Tejas Tubular Processing, Inc.      Houston, TX            Manufacturing &      Oct-98              0       1,083,225      1,083,225
                                                           Production
Foto Motal, Inc.                    New York, NY           Photography          Oct-98              0          43,143         43,143
M.B.R. Management Corp.             St. Charles, MO        Fixtures             Oct-98              0         284,022        284,022
P.M. Place Stores Company           Bethany, MO            Material Handling    Oct-98              0         201,186        201,186
Pleasanton Hilton                   Pleasanton, CA         Telecommunications.  Oct-98              0         387,640        387,640
Udderside Dairy Dba                 Pingree, ID            Agriculture          Oct-98              0          43,602         43,602
Well Built Radiator Manufact-       Gardena, CA            Manufacturing &      Oct-98              0         408,000        408,000
                                                           Production

21-42 Meat Food Corp Dba Super      Whitestone, NY         Retail               Feb-98              0          42,927         42,927
                                    Total Equipment transactions less than $25,000          1,798,978      59,484,352     61,283,329
                                                                                          -----------     -----------   ------------
                                                                                          $19,694,140     $90,265,618   $109,959,757
                                                                                          ===========     ===========   ============

(1) This is the financing at the date of acquisition.

(2) Cash  expended  is equal to cash  paid plus  amounts  payable  on  equipment purchases  at December  31,  2000.

(3) Total  acquisition  cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - Series E
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P., Series E at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                        Equipment      Equipment        Total
Equipment Category                       Leases        Financings     Portfolio
------------------                       ------        ----------     ---------
Aircraft                               $22,307,742    $   702,508    $23,010,250
Computer Systems                         7,769,824      5,611,135     13,380,959
Retail Systems                           7,392,106        703,587      8,095,693
Manufacturing & Production               9,541,350      2,643,934     12,185,284
Telecommunications                       6,668,857      2,156,389      8,825,246
Office Furniture & Fixtures              2,531,755      6,105,844      8,637,599
Restaurant Equipment                       859,406      2,661,233      3,520,639
Medical                                  1,371,705      1,487,306      2,859,011
Automotive                                  88,406      2,059,214      2,147,620
Construction                               388,964        958,359      1,347,323
Miscellaneous                            1,333,757      1,643,642      2,977,399
Material Handling                          753,485        616,833      1,370,318
Sanitation                               1,014,544         39,750      1,054,294
                                       -----------    -----------    -----------
                                       $62,021,901    $27,389,734    $89,411,635
                                       ===========    ===========    ===========

                                    TABLE VI

           Acquisition of Equipment - Prior Public Programs - L.P. Six
                                   (unaudited)



The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Six for the three years ended December 31, 2000:

    Original Lessee                                                           Date         Total           Cash        Acquisition
    or Equipment User         Location             Equipment                  Purchased  Financing (1)   Expended (2)     Cost (3)
----------------------------  ------------------   -------------------------  ---------  -------------   ------------  ------------
Raymond Access Limited        Mansfield, UK        Construction               Aug-98          560,462         142,269        702,731
EKA Chemical                  Marietta, GA         Manufacturing &            Sep-98          526,499       1,402,960      1,929,459
                                                   Production
Citi Habitats, Inc.           New York, NY         Computers                  Nov-98                0          72,747         72,747
Developmental Dynamics, Inc.  Los Angeles, CA      Furniture                  Nov-98                0          35,500         35,500
Monabeth's, Inc.              Bluefield, WV        Restaurant                 Nov-98                0          27,916         27,916
Teleproduction Systems        Santa Monica, CA     Video Production           Nov-98                0          49,592         49,592
Turning Point Rock, LLC  Dba  Denver, CO           Manufacturing &            Nov-98                0          45,997         45,997
                                                   Production
Portland General Electric     Portland, OR         Material Hndlng            Dec-98                0       3,801,108      3,801,108
Albany International          St Stephen, SC       Manufacturing &            Dec-00          511,767       1,193,290      1,705,056
                                                   Production
Crowley Foods Inc.            Concord, NH          Manufacturing &            Dec-00                0         172,056        172,056
                                                   Production
National Broadcasting Co.     Washington, DC       Manufacturing &            Dec-00        1,189,055       1,460,541      2,649,596
                                                   Production
Nestle USA Inc.               Modesto, CA.         Material Handling          Dec-00            7,228          13,781         21,009
M.A. Gedney Co.               Ayer, MA.            Trailers                   Dec-00                0          65,322         65,322
Oscar Mayer Foods Corp.       Ontario, CA.         Trailers                   Dec-00           12,893          36,575         49,468
Smithfield Foods Inc.         Smithfield, VA.      Trailers                   Dec-00          196,382         159,205        355,587
Smithfield Foods Inc.         Smithfield, VA.      Trailers                   Dec-00          198,818         157,683        356,502
The Perrier Group Inc.        Casselberry, FL      Tractors\Trucks            Dec-00           11,263           4,644         15,907
The Perrier Group Inc.        Clearwater, FL       Tractors\Trucks            Dec-00           10,604           4,372         14,976
The Perrier Group Inc.        Jupiter, FL.         Tractors\Trucks            Dec-00           11,263           4,644         15,907
The Perrier Group Inc.        Los Angeles, CA      Tractors\Trucks            Dec-00           11,540           4,757         16,297
The Perrier Group Inc.        Miami, FL            Tractors\Trucks            Dec-00           11,263           4,644         15,907
The Perrier Group Inc.        Milipitas, FL.       Tractors\Trucks            Dec-00           11,540           4,757         16,297
The Perrier Group Inc.        Pennsaukin, NJ       Tractors\Trucks            Dec-00           11,685           4,817         16,503
The Perrier Group Inc.        San Francisco, CA    Tractors\Trucks            Dec-00           11,540           4,757         16,297
The Perrier Group Inc.        Tampa, FL            Tractors\Trucks            Dec-00           10,604           4,372         14,976
International Paper Inc.      Ticonderoga, NY      Haul Trucks\Wheel Loaders  Dec-00                0         114,158        114,158
National Steel Corporation    Kewatin, MN.         Haul Trucks\Wheel Loaders  Dec-00        1,001,470         682,953      1,684,423
                              Total Equipment transactions less than $25,000                  168,351      11,009,432     11,177,783
                                                                                           ----------     -----------    -----------
                                                                                           $4,474,228     $20,684,851    $25,159,079
                                                                                           ==========     ===========    ===========

(1) This is the financing at the date of acquisition.
(2) Cash  expended  is equal to cash  paid plus  amounts  payable  on  equipment purchases  at December  31,  2000.
(3) Total  acquisition  cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
          Acquisition of Equipment - Recent Public Programs - L.P. Six
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P. Six at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                        Equipment      Equipment        Total
Equipment Category                       Leases        Financings     Portfolio
------------------                       ------        ----------     ---------
Aircraft                               $19,100,646    $         0    $19,100,646
Manufacturing & Production               7,895,945      5,023,720    $12,919,665
Telecommunications                       8,694,831         91,449    $ 8,786,280
Computer Systems                           775,951        412,487    $ 1,188,438
Construction                             1,549,987              0    $ 1,549,987
Transport                                4,526,549              0    $ 4,526,549
Restaurant Equipment                             0        229,637    $   229,637
Office Furniture & Fixtures                270,831         19,249    $   290,080
Material Handling                           66,223         63,265    $   129,488
Miscellaneous                               82,303                   $    82,303
Printing                                   131,452              0    $   131,452
                                       -----------    -----------    -----------
                                       $43,094,718    $ 5,839,807    $48,934,525
                                       ===========    ===========    ===========

                                    TABLE VI

          Acquisition of Equipment - Prior Public Programs - L.P. Seven
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Cash Flow Partners, L.P., Seven for the three years ended December 31, 2000:

      Original Lessee                                                   Date          Total              Cash         Acquisition
     or Equipment User            Location            Equipment       Purchased    Financing (1)      Expended (2)       Cost (3)
-------------------------------  ------------------  ---------------  ----------   ---------------   -------------  ----------------
Seacor Smit, Inc.                Houston, TX         Vessels           Jan-98        14,232,634        $4,822,366         19,055,000
AZ 3, Inc.                       Vernon, CA          Manufacturing &   Feb-98                 0          $523,640            523,640
                                                     Production
Seacor Smit, Inc.                Houston, TX         Vessels           Mar-98        11,742,000        $2,935,500         14,677,500
LAN Chile                        Santiago, Chile     Aircraft          Mar-98        11,752,300        $1,457,821         13,210,121
AIC Trust                        London, England     Various           Jun-98        27,402,357        $3,016,036         30,418,393
Petsmart, Inc.                   Phoenix, AZ         Fixture           Jul-98                 0          $362,790            362,790
Sabena                           Brussels, Belgium   Aircraft          Aug-98                 0        $1,236,010          1,236,010
CSK Auto, Inc.                   Phoenix, AZ         Other             Aug-98                 0           $53,429             53,429
Sabena                           Brussels, Belgium   Aircraft          Sep-98                 0        $1,472,720          1,472,720
Petsmart, Inc.                   Phoenix, AZ         Furniture         Sep-98                 0        $3,250,130          3,250,130
EKA Chemicals                    Marietta, GA        Manufacturing &   Sep-98         1,052,998        $2,921,688          3,974,685
                                                     Production
Petsmart, Inc.                   Phoenix, AZ         Furniture         Oct-98                 0        $2,017,116          2,017,116
CSK Auto, Inc.                   Phoenix, AZ         Other             Oct-98                 0           $53,429             53,429
C-Town Supermarket Dba Lye       Astoria, NY         Retail            Oct-98                 0           $95,463             95,463
High Bluff Construction Co.      Tempe, AZ           Computers         Oct-98                 0           $77,034             77,034
Greg Street Plating & Metal      Sparks, NV          Fixture           Nov-98                 0           $60,509             60,509
C. Kirk Root Designs             Austin, TX          Manufacturing &   Nov-98                 0           $32,207             32,207
                                                     Production
Traceanalysis, Inc.              Lubbock, TX         Medical           Nov-98                 0           $71,196             71,196
White's Pastry Shop, Inc.        Brockton, MA        Restaurant        Nov-98                 0           $27,655             27,655
Life Pro Financial Services      Solano Beach, CA    Furniture         Nov-98                 0           $37,114             37,114
Golden Corral Corporation        Raleigh, NC         Furniture         Nov-98                 0          $431,468            431,468
Car Tech Of Gwinnett, Inc.       Roswell, GA         Automotive        Nov-98                 0           $49,565             49,565
Agripac, Inc.                    Salem, OR           Agriculture       Nov-98                 0          $201,725            201,725
Headway Technologies, Inc.       Milpitas, CA        Manufacturing &   Nov-98                 0          $155,952            155,952
                                                     Production
Diagnostic Health Systems, Inc   Lakewood, NJ        Medical           Nov-98                 0           $26,752             26,752
Grupo Aunt Chilada's,  LLC       Phoenix, AZ         Retail            Nov-98                 0           $60,028             60,028
Heartland Christian Center       Orlando, FL         Video Production  Dec-98                 0           $29,679             29,679
Northgate Communications, Inc.   Santa Monica, CA    Computers         Dec-98                 0           $74,565             74,565
Press Point, Inc.                New York, NY        Furniture         Dec-98                 0          $377,788            377,788
Sabreliner Corporation           St Louis, MO        Fixture           Dec-98                 0        $1,070,958          1,070,958
Forsyth & Associates, Inc.       West Covina, CA     Transportation    Dec-98                 0           $69,219             69,219
Creative Host Services, Inc.     San Diego, CA       Furniture         Dec-98                 0          $476,294            476,294
Tejas Tubular Processing, Inc.   Houston, TX         Manufacturing &   Dec-98                 0          $102,971            102,971
                                                     Production
Rapid Link, Inc.                 Atlanta, GA         Computers         Dec-98                 0          $102,237            102,237
Rowan Companies                  Memphis, TN         Oil Rig           Mar-00        14,725,828                $0         14,725,828
                                 Total Equipment transactions less than $25,000               0           972,160            972,160
                                                                                    -----------       -----------       ------------
                                                                                    $80,908,117       $28,725,214       $109,633,331
                                                                                    ===========       ===========       ============

(1) This is the financing at the date of  acquisition.
(2) Cash  expended  is equal to cash  paid plus  amounts  payable  on  equipment purchases  at December  31,  2000.
(3) Total  acquisition  cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
         Acquisition of Equipment - Recent Public Programs - L.P. Seven
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Cash Flow Partners, L.P. Seven at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                      Equipment      Equipment          Total
Equipment Category                     Leases        Financings       Portfolio
------------------                     ------        ----------       ---------

Aircraft                            $ 78,127,428    $       --      $ 78,127,428

Vessels                               49,855,000            --        49,855,000

Computer Systems                      43,504,293          74,565      43,578,858

Manufacturing & Production            33,378,146         183,663      33,561,809

Mining                                17,425,828            --        17,425,828

Office Furniture & Fixtures           10,082,321         762,915      10,845,236


Office Equipment                       2,764,522            --         2,764,522

Telecommunications                     1,352,170            --         1,352,170

Miscellaneous                            339,163            --           339,163

                                    ------------    ------------    ------------
                                    $236,828,871    $  1,021,143    $237,850,014
                                    ============    ============    ============

                                    TABLE VI

          Acquisition of Equipment - Current Public Programs - Eight A
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Income Fund Eight A for the three years ended December 31, 2000:

    Original Lessee                                                      Date             Total             Cash         Acquisition
    or Equipment User           Location             Equipment          Purchased     Financing (1)     Expended (2)       Cost (3)
---------------------------     ------------------   ----------------   ------------  ---------------   --------------   -----------
Petsmart, Inc.                  Phoenix, AZ          Furniture             Oct-98                0          958,962          958,962
Petsmart, Inc.                  Phoenix, AZ          Furniture             Dec-98               $0       $1,567,526       $1,567,526
Oxford Health Plans, Inc.       Norwalk, CT          Computers             Dec-98        3,990,257          327,073        4,317,330
Oxford Health Plans, Inc.       Norwalk, CT          Computers             Dec-98        4,427,213          362,889        4,790,102
Oxford Health Plans, Inc.       Norwalk, CT          Computers             Dec-98        4,090,551          335,299        4,425,850
Oxford Health Plans, Inc.       Norwalk, CT          Computers             Dec-98        4,016,690          329,240        4,345,930
Pharma Print, Inc.              Irvine, CA           Manufacturing &       Mar-99        1,408,127          278,708        1,686,834
                                                     Production

Pharma Print, Inc.              Irvine, CA           Manufacturing &       Mar-99          448,408           88,752          537,160
                                                     Production
Sabena                          Brussels, Belgium    Aircraft              Mar-99                0        3,067,695        3,067,695
amazon.com                      Seattle, WA          Computers             Mar-99                0        5,222,100        5,222,100
amazon.com                      Seattle, WA          Computers             Mar-99                0          962,760          962,760
amazon.com                      Seattle, WA          Computers             Mar-99                0          750,668          750,668
amazon.com                      Seattle, WA          Computers             Mar-99                0          751,788          751,788
BP Amoco Corp                   Cleveland, OH        Vessel                Mar-99        7,294,424        6,015,821       13,310,245
America West                    Tempe, AZ            Aircraft              Mar-99       10,069,375        3,629,625       13,699,000
Portland General Electric       Portland, OR         Material Handling     Mar-99        7,643,867        8,005,042       15,648,909
Portland General Electric       Portland, OR         Material Handling     Dec-98       12,228,718          366,856       12,595,574
CMGI                            Dallas, TX           Computers             Sep-99                0        4,168,089        4,168,089
CMGI                            Dallas, TX           Computers             Sep-99                0          450,163          450,163
KLM                             Amsterdam, Holland   Aircraft              Sep-99       31,701,386        5,898,614       37,600,000
Rental Services Inc             Various              Trucks  & Trailers    Jun-99        2,984,130          537,694        3,521,824
Regus Business Centre Corp.     Various              Furniture             Dec-99                0        5,344,729        5,344,729
Sabena                          Brussels, Belgium    Aircraft              Feb-00                0        1,961,000        1,961,000
E*Trade Group, Inc.             Rancho Cordova, CA   Furniture             Jun-00        1,147,125          117,001        1,264,126
E*Trade Group, Inc.             Alpharetta, GA       Furniture             Jun-00        1,733,165          177,105        1,910,270
Rowan Companies                 Houston, TX          Oil Rig               Dec-00                0        1,997,000        1,997,000
Summit Portfolio                England              Various               Dec-00                0        2,526,696        2,526,696
American Airlines               Ft Worth, TX         Aircraft Engine       May-00                0        1,150,000        1,150,000
                                                                                       -----------      -----------     ------------
                                                                                       $93,183,435      $57,348,895     $150,532,330
                                                                                       ===========      ===========     ============

(1) This is the financing at the date of acquisition.
(2) Cash  expended  is equal to cash  paid plus  amounts  payable  on  equipment purchases  at December  31,  2000.
(3) Total  acquisition  cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
        Acquisition of Equipment - Recent Public Programs - Fund Eight A
                                   (unaudited)

                              SUPPLEMENTAL SCHEDULE



The following is a summary of the types and amounts of equipment currently under management for ICON Income Fund Eight A L.P. at December 31, 2000 pursuant to leases or which secure its financing transactions.

                                       Equipment       Equipment       Total
Equipment Category                       Leases       Financings      Portfolio
------------------                       ------       ----------      ---------
Aircraft                              $ 56,989,345   $       --     $ 56,989,345
Material Handling                       27,038,665           --       27,038,665
Telecommunications                       4,861,629           --        4,861,629
Computer Systems                        32,240,429           --       32,240,429
Trucks and Trailers                      3,521,824           --        3,521,824
Vessels                                 12,922,568           --       12,922,568
Office Furniture and Fixtures            8,801,652           --        8,801,652
Manufacturing                            2,159,218           --        2,159,218
Energy                                   1,997,000           --        1,997,000
                                      ------------   ------------   ------------
                                      $150,532,330   $       --     $150,532,330
                                      ============   ============   ============

                                    TABLE VI

          Acquisition of Equipment - Current Public Programs - Eight B
                                   (unaudited)

The following table sets forth the aggregate equipment acquisition, leasing and financing information for ICON Income Fund Eight B for the three years ended December 31, 2000:

          Original Lessee                                                  Date         Total               Cash        Acquisition
         or Equipment User             Location              Equipment   Purchased   Financing (1)     Expended (2)        Cost (3)
---------------------------------  --------------------- -------------- ------------ -----------------------------------------------
CSK Auto                           Phoenix, AZ           Computers        Jun-00      $   2,023,492          48,306   $   2,071,798
Regus Business Center Corp         Purchase, NY          Furniture        Dec-99         $3,451,072      $1,852,018      $5,303,090
Petsmart, Inc.                     Phoenix, AZ           Other            Oct-00                  0       3,397,802      $3,397,802
Scandinavian Airlines System       Stockholm, Sweden     Aircraft         Dec-00         42,274,045       2,241,371     $44,515,416
Conagra, Inc.                      Twin Falls, ID        Production       Dec-00         106,711.66       53,931.39        $160,643
Conagra, Inc.                      Richland, WA          Production       Dec-00          16,365.85        8,271.12         $24,637
Conagra, Inc.                      Connell, WA           Production       Dec-00          23,668.84       11,962.03         $35,631
GE Aircraft Engines                Madisonville, KY      Production       Dec-00          15,853.12        9,261.42         $25,115
GE Aircraft Engines                Hooksett, NH          Production       Dec-00          14,894.70        4,669.08         $19,564
GE Aircraft Engines                Albuquerque, NM       Production       Dec-00         271,568.15      107,654.13        $379,222
GE Aircraft Engines                Albuquerque, NM       Production       Dec-00         362,232.80       91,285.67        $453,518
GE Aircraft Engines                Albuquerque, NM       Production       Dec-00         338,232.61       99,664.83        $437,897
GE Aircraft Engines                Albuquerque, NM       Production       Dec-00         318,955.03       99,664.61        $418,620
GE Aircraft Engines                Winchester, VT        Production       Dec-00         123,733.87       36,563.69        $160,298
GE Aircraft Engines                Madisonville, KY      Production       Dec-00          43,788.07       11,356.40         $55,144
GE Engine Services                 Hamilton, OH          Production       Dec-00         409,312.26       98,972.26        $508,285
Honeywell                          Plymouth, MN          Production       Dec-00         141,386.73       52,714.16        $194,101
National Broadcasting Co.. (NBC)   New York, NY          Production       Dec-00               0.00      114,650.42        $114,650
National Broadcasting Co.. (NBC)   Long Island City, NY  Production       Dec-00         279,754.10      125,524.62        $405,279
National Broadcasting Co.. (NBC)   New York, NY          Production       Dec-00         447,956.51      271,323.43        $719,280
National Broadcasting Co.. (NBC)   New York, NY          Production       Dec-00         278,582.09      156,230.57        $434,813
Nestle USA, INC.                   Fort Dodge, IA        Production       Dec-00         258,034.46      148,782.16        $406,817
Nestle USA, INC.                   Dekalb, IL            Production       Dec-00             712.14          699.44          $1,412
Nestle USA, INC.                   St Joseph, MO         Production       Dec-00          27,713.68       27,219.39         $54,933
Nestle USA, INC.                   Moses Lake, WA        Production       Dec-00           2,313.11        2,271.85          $4,585
Warner Lambert (Parke-Davis)       Ann Arbor, MI         Production       Dec-00         242,422.91      108,366.37        $350,789
Conagra, Inc.                      Boardman, OR          Misc Material    Dec-00          30,741.15       13,952.83         $44,694
                                                         Handling
Conagra, Inc.                      Herminston, OR        Misc Material    Dec-00         197,220.43       62,389.51        $259,610
                                                         Handling
Nestle USA, INC.                   Nampa, ID             Misc Material    Dec-00          10,798.65        7,033.21         $17,832
                                                         Handling
Nestle USA, INC.                   Modesto, CA           Misc Material    Dec-00          32,178.17       13,389.99         $45,568
                                                         Handling
Nestle USA, INC.                   Moses Lake, WA        Misc Material    Dec-00         165,342.22       74,571.28        $239,914
                                                         Handling
Nestle USA, INC.                   Lathrop, CA           Misc Material    Dec-00          32,429.48        7,038.29         $39,468
                                                         Handling
Nestle USA, INC.                   Nampa, ID             Misc Material    Dec-00          53,955.64       11,710.19         $65,666
                                                         Handling
Nestle USA, INC.                   Crete, NE             Misc Material    Dec-00          83,513.27       63,886.66        $147,400
                                                         Handling
Nestle USA, INC.                   Fort Worth, TX        Misc Material    Dec-00          30,169.93        6,547.89         $36,718
                                                         Handling
Nestle USA, INC.                   Carnation, WA         Misc Material    Dec-00          32,106.94        6,968.28         $39,075
                                                         Handling
Signature Flight                   East Boston, MA       Misc Material    Dec-00          51,832.79      118,260.02        $170,093
                                                         Handling
Signature Flight                   Detroit, MI           Misc Material    Dec-00          51,832.79      118,260.02        $170,093
                                                         Handling
Signature Flight                   Minneapolis, MN       Misc Material    Dec-00          51,832.79      118,260.02        $170,093
                                                         Handling
Signature Flight                   Newark, NJ            Misc Material    Dec-00          25,916.40       59,130.01         $85,046
                                                         Handling
Tree of Life                       St. Augustine, FL     Misc Material    Dec-00         211,807.03      123,778.50        $335,586
                                                         Handling
Avery Dennison                     Holliston, MA         Forklifts        Dec-00          22,420.69       23,304.81         $45,726
Avery Dennison                     Holliston, MA         Forklifts        Dec-00          43,964.07       22,600.22         $66,564

                                    TABLE VI

                                   (unaudited)


          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
Avery Dennison                      Holliston, MA         Forklifts           Dec-00            0.00      101,975.92        $101,976
Avery Dennison                      Memphis, TN           Forklifts           Dec-00       44,954.08       23,504.39         $68,458
Conopco, Inc.                       Ayer, MA              Forklifts           Dec-00        4,292.40        6,511.06         $10,803
Conopco, Inc.                       Joliet, IL            Forklifts           Dec-00       31,466.67       47,731.23         $79,198
Conopco, Inc.                       Owensboro, KY         Forklifts           Dec-00        5,715.17        8,669.23         $14,384
Conopco, Inc.                       Baltimore, MD         Forklifts           Dec-00      100,176.08       76,936.36        $177,112
Conopco, Inc.                       Merced, CA            Forklifts           Dec-00      131,004.77      100,613.14        $231,618
Conopco, Inc.                       Stockton, CA          Forklifts           Dec-00       42,300.00       32,486.88         $74,787
Conopco, Inc.                       Sunnyvale, CA         Forklifts           Dec-00        6,451.00        4,954.44         $11,405
Conopco, Inc.                       Atlanta, GA           Forklifts           Dec-00       23,787.21       18,268.85         $42,056
Conopco, Inc.                       Dalton, GA            Forklifts           Dec-00       36,369.90       27,932.49         $64,302
Conopco, Inc.                       Olathe, KS            Forklifts           Dec-00       15,095.26       11,593.33         $26,689
Conopco, Inc.                       Madelia, MN           Forklifts           Dec-00       19,023.78       14,610.48         $33,634
Conopco, Inc.                       Thorofare, NJ         Forklifts           Dec-00       90,361.69       69,398.80        $159,760
Conopco, Inc.                       Rochester, NY         Forklifts           Dec-00       10,470.98        8,041.83         $18,513
Conopco, Inc.                       Dallas, TX            Forklifts           Dec-00       46,704.26       14,814.43         $61,519
Conopco, Inc.                       Baltimore, MD         Forklifts           Dec-00       70,202.12       22,267.88         $92,470
Conopco, Inc.                       Owensboro, KY         Forklifts           Dec-00       48,066.97       11,166.39         $59,233
Conopco, Inc.                       Sunnyvale, CA         Forklifts           Dec-00       43,412.54       10,085.13         $53,498
Conopco, Inc.                       Atlanta, GA           Forklifts           Dec-00       13,344.89        3,100.14         $16,445
Conopco, Inc.                       Baltimore, MD         Forklifts           Dec-00       31,120.24        7,229.52         $38,350
Conopco, Inc.                       Madelia, MN           Forklifts           Dec-00       24,037.41        5,584.11         $29,622
Eastman Kodak Company               Dallas, TX            Forklifts           Dec-00            0.00       91,192.38         $91,192
GE Plastics                         Longview, TX          Forklifts           Dec-00            0.00       51,612.05         $51,612
GE Plastics                         Mt Vernon, IN         Forklifts           Dec-00            0.00       38,643.03         $38,643
GE Plastics                         Mt Vernon, IN         Forklifts           Dec-00       70,523.12       34,834.71        $105,358
Heleva Good Cheese                  Mt Vernon, IN         Forklifts           Dec-00            0.00        8,643.20          $8,643
Home Depot                          Glenmont, NY          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Houston, TX           Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Santa Maria, CA       Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Albany, NY            Forklifts           Dec-00       17,572.40        6,139.49         $23,712
Home Depot                          Goleta, CA            Forklifts           Dec-00       17,267.48        6,032.96         $23,300
Home Depot                          Conshohocken, PA      Forklifts           Dec-00       17,267.48        6,032.96         $23,300
Home Depot                          Claymont, DE          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Chester, VA           Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          San Bernardino, CA    Forklifts           Dec-00       17,267.48        6,032.96         $23,300
Home Depot                          Salisbury, MD         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Bridgeton, MO         Forklifts           Dec-00       18,679.43        6,526.27         $25,206
Home Depot                          Carmichael, CA        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Ft Gratoit, MI        Forklifts           Dec-00       18,404.73        6,430.29         $24,835
Home Depot                          Greenville, SC        Forklifts           Dec-00       18,679.43        6,526.27         $25,206
Home Depot                          Westminster, CA       Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Williston, VT         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Signal Hill, CA       Forklifts           Dec-00       18,679.43        6,526.27         $25,206
Home Depot                          Sacramento, CA        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Waxachie, TX          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          North Olmstead, OH    Forklifts           Dec-00       17,267.48        6,032.96         $23,300
Home Depot                          Pittsburgh, PA        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Coplaque, NY          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Fort Worth, TX        Forklifts           Dec-00       18,679.43        6,526.27         $25,206

                                    TABLE VI

                                   (unaudited)


          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
Home Depot                          Glendale, CA          Forklifts           Dec-00       18,404.73        6,430.29         $24,835
Home Depot                          Tampa, FL             Forklifts           Dec-00       18,569.55        6,487.88         $25,057
Home Depot                          White Settlement, TX  Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Wichita, KS           Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Utica, NY             Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Winchester, VA        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Charleston, SC        Forklifts           Dec-00       18,569.55        6,487.88         $25,057
Home Depot                          Sugarland, TX         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Torrance, CA          Forklifts           Dec-00       18,404.73        6,430.29         $24,835
Home Depot                          Port Richey, FL       Forklifts           Dec-00       18,514.61        6,468.68         $24,983
Home Depot                          Lake Mary, FL         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Knoxville, TN         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          White Lake, MI        Forklifts           Dec-00       18,679.43        6,526.27         $25,206
Home Depot                          Santee, CA            Forklifts           Dec-00       18,404.73        6,430.29         $24,835
Home Depot                          Orlando, FL           Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Moreno Valley, CA     Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Cherry Hill, NJ       Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Janesville, WI        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          San Marcos, CA        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Frederick, MD         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Oceanside, CA         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Hillsboro, OR         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Monrovia, CA          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Lake Worth, FL        Forklifts           Dec-00       18,349.79        6,411.10         $24,761
Home Depot                          Dover, NJ             Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Hawthone, CA          Forklifts           Dec-00       18,679.43        6,526.27         $25,206
Home Depot                          Folsom, CA            Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Greeley, CO           Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Long Island City, NY  Forklifts           Dec-00       18,404.73        6,430.29         $24,835
Home Depot                          Knoxville, TN         Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Delray Beach, Fl      Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Delafield, WI         Forklifts           Dec-00       17,267.48        6,032.96         $23,300
Home Depot                          Victor, NY            Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Tulsa, OK             Forklifts           Dec-00       18,349.79        6,411.10         $24,761
Home Depot                          Natick, MA            Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Waite Park, MN        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Glenn Dale, MD        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Matteson, IL          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Glenn Dale, MD        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          St Louis, MO          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Glenn Dale, MD        Forklifts           Dec-00       18,404.73        6,430.29         $24,835
Home Depot                          Cordovia, TN          Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Glenn Dale, MD        Forklifts           Dec-00       17,267.48        6,032.96         $23,300
Home Depot                          Rensselaer, NY        Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Simi Valley, CA       Forklifts           Dec-00       17,196.06        6,008.01         $23,204
Home Depot                          Tulsa, OK             Forklifts           Dec-00       17,196.06        6,008.01         $23,204
M. A. Gedney Co. (Form. Cains       Springhill, FL        Forklifts           Dec-00            0.00       16,996.46         $16,996
Foods LP)
Nabisco Biscuit                     Sacramento, CA        Forklifts           Dec-00       88,304.29       21,899.28        $110,204
Nabisco Biscuit                     Tampa, FL             Forklifts           Dec-00      111,066.61       30,419.73        $141,486
Nabisco, Inc. (SPECIALTY PRODUCTS   Cambridge, MD         Forklifts           Dec-00       70,399.55       12,224.54         $82,624
DIVISION)

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
National Steel Corporation          Kewatin, MN           Forklifts           Dec-00        9,714.73        2,748.26         $12,463
Owens Brockaway Plastics Products   Nasha, NH             Forklifts           Dec-00            0.00        5,342.16          $5,342
Whirlpool Corporation               Fort Smith, AR        Forklifts           Dec-00       62,262.72       87,258.21        $149,521
Xerox Corporation                   Webster, NY           Forklifts           Dec-00            0.00        3,599.35          $3,599
Xerox Corporation                   Webster, NY           Forklifts           Dec-00            0.00        3,110.52          $3,111
Xerox Corporation                   Webster, NY           Forklifts           Dec-00            0.00        4,179.83          $4,180
Alliant Food Service                New Ulm, MN           Trailers            Dec-00       14,491.92       36,016.33         $50,508
Alliant Food Service                Springfield, MO       Trailers            Dec-00       32,426.15       80,587.75        $113,014
Alliant Food Service                Allentown, PA         Trailers            Dec-00       29,732.83       73,894.10        $103,627
Alliant Food Service                Garland, TX           Trailers            Dec-00       14,453.51       35,920.87         $50,374
Alliant Food Service                Buena Park, CA        Trailers            Dec-00       39,867.92       99,082.54        $138,950
Coca-Cola Company                   Atlanta, GA           Trailers            Dec-00       21,644.27       62,348.85         $83,993
Coca-Cola Company                   Baltimore Ind City,   Trailers            Dec-00       10,029.11       28,890.02         $38,919
                                    MD
Coca-Cola Company                   Columbus, OH          Trailers            Dec-00       63,339.02      180,268.43        $243,607
Conagra, Inc.                       Hermiston, OR         Trailers            Dec-00      139,080.97       86,917.42        $225,998
Conagra, Inc.                       Hermiston, OR         Trailers            Dec-00       38,799.30       22,842.03         $61,641
Crowley Foods, Inc.                 Concord, NH           Trailers            Dec-00            0.00       21,580.73         $21,581
Crowley Foods, Inc.                 Binghamton, NY        Trailers            Dec-00       19,427.27       52,075.61         $71,503
Crowley Foods, Inc.                 Binghamton, NY        Trailers            Dec-00            0.00       10,790.37         $10,790
Crowley Foods, Inc.                 Lafargeville, NY      Trailers            Dec-00            0.00       10,790.37         $10,790
Crowley Foods, Inc.                 Arkport, NY           Trailers            Dec-00        6,475.76       17,358.54         $23,834
Nestle USA, Inc.                    Fort Dodge, IA        Trailers            Dec-00       35,988.50       44,095.42         $80,084
Nestle USA, Inc.                    St. Joseph, MO        Trailers            Dec-00      145,689.90      178,508.61        $324,199
Rich Products                       Tonwanda, NY          Trailers            Dec-00       90,528.97       99,708.31        $190,237

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
The Perrier Group                   Ontario, CA           Trailers            Dec-00      101,107.06       63,433.71        $164,541
The Perrier Group                   Calistoga, CA         Trailers            Dec-00       18,500.50       11,607.06         $30,108
The Perrier Group                   Fort Worth, TX        Trailers            Dec-00       35,463.56       22,249.53         $57,713
The Perrier Group                   Houston, TX           Trailers            Dec-00      145,155.07       91,069.05        $236,224
The Perrier Group                   Poland Spring, ME     Trailers            Dec-00      100,102.55       62,803.49        $162,906
New York State Electric             Lancaster, NY         Tractors/Trucks     Dec-00      135,653.59       48,488.13        $184,142
The Perrier Group                   Miami, FL             Tractors/Trucks     Dec-00        6,847.22        5,015.33         $11,863
The Perrier Group                   Austin, TX            Tractors/Trucks     Dec-00       20,249.07        9,358.53         $29,608
The Perrier Group                   Bakersfield, CA       Tractors/Trucks     Dec-00       41,491.02       19,175.94         $60,667
The Perrier Group                   Brooklyn, NY          Tractors/Trucks     Dec-00      146,367.33       67,646.72        $214,014
The Perrier Group                   Buffalo, NY           Tractors/Trucks     Dec-00       41,915.63       19,372.18         $61,288
The Perrier Group                   Casselberry, FL       Tractors/Trucks     Dec-00       63,194.33       29,206.58         $92,401
The Perrier Group                   Chatsworth, CA        Tractors/Trucks     Dec-00       41,491.02       19,175.94         $60,667
The Perrier Group                   Clearwater, FL        Tractors/Trucks     Dec-00       21,569.80        9,968.93         $31,539
The Perrier Group                   Corpus Christi, TX    Tractors/Trucks     Dec-00       20,249.07        9,358.53         $29,608
The Perrier Group                   Dracut, MA            Tractors/Trucks     Dec-00      125,981.37       58,224.92        $184,206
The Perrier Group                   Elmsford, NY          Tractors/Trucks     Dec-00       83,768.30       38,715.27        $122,484
The Perrier Group                   Escondido, CA         Tractors/Trucks     Dec-00       20,745.51        9,587.97         $30,333
The Perrier Group                   Fort Lauderdale, FL   Tractors/Trucks     Dec-00       85,967.41       39,731.63        $125,699
The Perrier Group                   Fort Meyers, FL       Tractors/Trucks     Dec-00       21,413.90        9,896.88         $31,311
The Perrier Group                   Fort Worth, TX        Tractors/Trucks     Dec-00       82,553.20       38,153.68        $120,707
The Perrier Group                   Framingham, MA        Tractors/Trucks     Dec-00      147,472.16       68,157.34        $215,630
The Perrier Group                   Gardena, CA           Tractors/Trucks     Dec-00       82,982.03       38,351.88        $121,334

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
The Perrier Group                   Houston, TX           Tractors/Trucks     Dec-00       83,158.64       38,433.50        $121,592
The Perrier Group                   Jacksonville, FL      Tractors/Trucks     Dec-00       21,569.80        9,968.93         $31,539
The Perrier Group                   Jupiter, FL           Tractors/Trucks     Dec-00       64,397.60       29,762.70         $94,160
The Perrier Group                   Lorton, VA            Tractors/Trucks     Dec-00       20,848.18        9,635.42         $30,484
The Perrier Group                   Los Angeles, CA       Tractors/Trucks     Dec-00      145,218.56       67,115.79        $212,334
The Perrier Group                   Melbourne, FL         Tractors/Trucks     Dec-00       21,569.80        9,968.93         $31,539
The Perrier Group                   Miami, FL             Tractors/Trucks     Dec-00       64,397.80       29,762.70         $94,161
The Perrier Group                   Moonachie, NJ         Tractors/Trucks     Dec-00       62,779.01       29,014.63         $91,794
The Perrier Group                   N. Houston, TX        Tractors/Trucks     Dec-00       20,249.07        9,358.53         $29,608
The Perrier Group                   Newburgh, NY          Tractors/Trucks     Dec-00       41,852.68       19,343.09         $61,196
The Perrier Group                   North Haven, CT       Tractors/Trucks     Dec-00       62,779.01       29,014.63         $91,794
The Perrier Group                   Norton, MA            Tractors/Trucks     Dec-00       42,134.90       19,473.53         $61,608
The Perrier Group                   Orange, CA            Tractors/Trucks     Dec-00       20,745.51        9,587.97         $30,333
The Perrier Group                   Pennsauken, NJ        Tractors/Trucks     Dec-00       20,237.67        9,353.26         $29,591
The Perrier Group                   Randolph, NJ          Tractors/Trucks     Dec-00       41,993.79       19,408.31         $61,402
The Perrier Group                   Rochester, NY         Tractors/Trucks     Dec-00       62,983.08       29,108.95         $92,092
The Perrier Group                   San Antonio, TX       Tractors/Trucks     Dec-00       20,249.07        9,358.53         $29,608
The Perrier Group                   San Benito, TX        Tractors/Trucks     Dec-00       62,909.56       29,074.97         $91,985
The Perrier Group                   Santa Maria, CA       Tractors/Trucks     Dec-00       20,745.51        9,587.97         $30,333
The Perrier Group                   Sarasota, FL          Tractors/Trucks     Dec-00       21,569.80        9,968.93         $31,539
The Perrier Group                   Somerset, NJ          Tractors/Trucks     Dec-00       41,829.02       19,332.15         $61,161
The Perrier Group                   Springfield, MA       Tractors/Trucks     Dec-00       20,926.34        9,671.54         $30,598
The Perrier Group                   Syracuse, NY          Tractors/Trucks     Dec-00       62,983.08       29,108.95         $92,092
The Perrier Group                   Tampa, Fl             Tractors/Trucks     Dec-00      128,485.52       59,382.26        $187,868
The Perrier Group                   Thousand Palms, CA    Tractors/Trucks     Dec-00       82,982.03       38,351.88        $121,334
The Perrier Group                   Austin, TX            Tractors/Trucks     Dec-00       19,662.11        6,608.27         $26,270

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
The Perrier Group                   Corpus Christi, TX    Tractors/Trucks     Dec-00       19,662.11        6,608.27         $26,270
The Perrier Group                   Fort Worth, TX        Tractors/Trucks     Dec-00       81,225.67       27,299.28        $108,525
The Perrier Group                   Los Angeles, CA       Tractors/Trucks     Dec-00       19,895.50        6,686.71         $26,582
The Perrier Group                   Orange, CA            Tractors/Trucks     Dec-00       85,044.73       28,582.84        $113,628
The Perrier Group                   S. Houston, TX        Tractors/Trucks     Dec-00       19,662.11        6,608.27         $26,270
The Perrier Group                   San Antonio, TX       Tractors/Trucks     Dec-00       19,662.11        6,608.27         $26,270
The Perrier Group                   San Diego, CA         Tractors/Trucks     Dec-00       21,261.18        7,145.71         $28,407
The Perrier Group                   Callistoga, CA        Tractors/Trucks     Dec-00        3,170.84        5,951.94          $9,123
The Perrier Group                   Austin, TX            Tractors/Trucks     Dec-00       10,520.00        7,018.21         $17,538
The Perrier Group                   Bakersfield, CA       Tractors/Trucks     Dec-00        9,894.75        6,601.08         $16,496
The Perrier Group                   Chatsworth, CA        Tractors/Trucks     Dec-00        9,830.31        6,558.09         $16,388
The Perrier Group                   Cotton, CA            Tractors/Trucks     Dec-00        9,830.31        6,558.09         $16,388
The Perrier Group                   Elmonte, CA           Tractors/Trucks     Dec-00        9,830.31        6,558.09         $16,388
The Perrier Group                   Escondido, CA         Tractors/Trucks     Dec-00        9,894.75        6,601.08         $16,496
The Perrier Group                   Fort Worth, TX        Tractors/Trucks     Dec-00       20,385.14       13,599.54         $33,985
The Perrier Group                   Gardena, CA           Tractors/Trucks     Dec-00        9,894.75        6,601.08         $16,496
The Perrier Group                   Houston, TX           Tractors/Trucks     Dec-00       19,690.31       13,136.00         $32,826
The Perrier Group                   Los Angles,           Tractors/Trucks     Dec-00       19,789.49       13,202.17         $32,992
The Perrier Group                   Orange, CA            Tractors/Trucks     Dec-00        9,894.75        6,601.08         $16,496
The Perrier Group                   Phoenix, AZ           Tractors/Trucks     Dec-00        9,894.61        6,600.99         $16,496
The Perrier Group                   San Antonio, TX       Tractors/Trucks     Dec-00        9,865.38        6,581.49         $16,447
The Perrier Group                   San Diego, CA         Tractors/Trucks     Dec-00        9,894.75        6,601.08         $16,496
The Perrier Group                   Ventura, CA           Tractors/Trucks     Dec-00       19,725.05       13,159.18         $32,884
The Perrier Group                   Elmsford, NY          Tractors/Trucks     Dec-00       15,534.47        4,671.11         $20,206
The Perrier Group                   Fort Worth, TX        Tractors/Trucks     Dec-00       16,842.57        5,064.45         $21,907
The Perrier Group                   Framingham, MA        Tractors/Trucks     Dec-00       15,534.47        4,671.11         $20,206
The Perrier Group                   Norton, MA            Tractors/Trucks     Dec-00       15,534.47        4,671.11         $20,206
The Perrier Group                   Phoenix, AZ           Tractors/Trucks     Dec-00       15,348.51        4,615.20         $19,964
The Perrier Group                   San Diego, CA         Tractors/Trucks     Dec-00       15,348.51        4,615.20         $19,964
The Perrier Group                   Alexandria, VA        Tractors/Trucks     Dec-00       24,202.65        8,971.59         $33,174
The Perrier Group                   Austin, TX            Tractors/Trucks     Dec-00       47,339.93       17,548.22         $64,888
The Perrier Group                   Breinigsville, PA     Tractors/Trucks     Dec-00       24,202.65        8,971.59         $33,174
The Perrier Group                   Brooklyn, NY          Tractors/Trucks     Dec-00       48,618.60       18,022.24         $66,641
The Perrier Group                   Casselberry, FL       Tractors/Trucks     Dec-00       25,542.08        9,468.10         $35,010
The Perrier Group                   Chatsworth, CA        Tractors/Trucks     Dec-00       24,242.28        8,986.28         $33,229
The Perrier Group                   Clearwater, FL        Tractors/Trucks     Dec-00       25,542.08        9,468.10         $35,010
The Perrier Group                   Dracut, MA            Tractors/Trucks     Dec-00       24,681.58        9,149.12         $33,831
The Perrier Group                   Elmsford, NY          Tractors/Trucks     Dec-00       49,404.74       18,313.65         $67,718
The Perrier Group                   Fort Lauderdale, FL   Tractors/Trucks     Dec-00       49,839.64       18,474.87         $68,315
The Perrier Group                   Fort Meyers, FL       Tractors/Trucks     Dec-00       25,542.08        9,468.10         $35,010
The Perrier Group                   Fort Worth, TX        Tractors/Trucks     Dec-00       24,225.16        8,979.93         $33,205
The Perrier Group                   Framingham, MA        Tractors/Trucks     Dec-00       25,007.39        9,269.89         $34,277
The Perrier Group                   Fredderick, MD        Tractors/Trucks     Dec-00       49,197.32       18,236.77         $67,434
The Perrier Group                   Houston, TX           Tractors/Trucks     Dec-00      118,349.58       43,870.55        $162,220
The Perrier Group                   Islandia, NY          Tractors/Trucks     Dec-00       24,777.95        9,184.84         $33,963
The Perrier Group                   Jupiter, FL           Tractors/Trucks     Dec-00       24,919.82        9,237.43         $34,157
The Perrier Group                   Laredo, TX            Tractors/Trucks     Dec-00       47,895.07       17,754.04         $65,649
The Perrier Group                   Lorton, VA            Tractors/Trucks     Dec-00       49,989.34       18,530.36         $68,520
The Perrier Group                   Miami, FL             Tractors/Trucks     Dec-00       51,084.16       18,936.19         $70,020
The Perrier Group                   Moonachie, NJ         Tractors/Trucks     Dec-00       25,046.52        9,284.40         $34,331

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
The Perrier Group                   N. Houston, TX        Tractors/Trucks     Dec-00       23,669.92        8,774.11         $32,444
The Perrier Group                   Newburgh, NY          Tractors/Trucks     Dec-00       24,294.13        9,005.50         $33,300
The Perrier Group                   Norton, MA            Tractors/Trucks     Dec-00       24,681.58        9,149.12         $33,831
The Perrier Group                   Odenton, MD           Tractors/Trucks     Dec-00      146,897.79       54,452.98        $201,351
The Perrier Group                   Pennsauken, NJ        Tractors/Trucks     Dec-00       47,676.40       17,672.98         $65,349
The Perrier Group                   San Diego, CA         Tractors/Trucks     Dec-00       24,242.28        8,986.28         $33,229
The Perrier Group                   Santa Maria, CA       Tractors/Trucks     Dec-00       24,242.28        8,986.28         $33,229
The Perrier Group                   Sarasota, FL          Tractors/Trucks     Dec-00       25,542.08        9,468.10         $35,010
The Perrier Group                   Somerset, NJ          Tractors/Trucks     Dec-00       24,294.13        9,005.50         $33,300
The Perrier Group                   Tampa, Fl             Tractors/Trucks     Dec-00       84,355.93       31,269.58        $115,626
The Perrier Group                   Waco, TX              Tractors/Trucks     Dec-00       47,339.83       17,548.22         $64,888
National Fuel Gas Distribution      Jamestown, NY         Office              Dec-00       55,186.42       66,297.91        $121,484
Corporation                                               Workstations/
                                                          Furniture
National Fuel Gas Distribution      Buffalo, NY           Office              Dec-00       31,053.14       37,305.41         $68,359
Corporation                                               Workstations/
                                                          Furniture
National Fuel Gas Distribution      Buffalo, NY           Office              Dec-00       70,618.91       25,314.04         $95,933
Corporation                                               Workstations/
                                                          Furniture
SG Cowen                            Boston, MA            Office              Dec-00      314,626.61      116,898.96        $431,526
                                                          Workstations/
                                                          Furniture
SG Cowen                            New York, NY          Office              Dec-00       71,750.72       55,847.52        $127,598
                                                          Workstations/
                                                          Furniture
SG Cowen                            New York, NY          Office              Dec-00       51,399.13      110,033.86        $161,433
                                                          Workstations/
                                                          Furniture

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
Telephonica (Formerly SG Cowen)     New York, NY          Office              Dec-00       95,566.47       43,877.81        $139,444
                                                          Workstations/
                                                          Furniture
International Paper                 Ticonderoga, NY       Haul Trucks/Wheel   Dec-00            0.00      101,140.72        $101,141
                                                          Loaders
National Steel Corporation          Kewatin, MN           Haul Trucks/Wheel   Dec-00       57,442.68       38,996.78         $96,439
                                                          Loaders
Lucent Technologies                 Shrevesport, LA       Circuit Board Mfg.  Dec-00       41,514.42       54,403.07         $95,917
Lucent Technologies                 Shrevesport, LA       Circuit Board Mfg.  Dec-00       24,518.92       45,978.18         $70,497
Lucent Technologies                 N. Andover, MA        Circuit Board Mfg.  Dec-00    1,037,368.28    1,949,017.15      $2,986,385
Lucent Technologies                 N. Andover, MA        Circuit Board Mfg.  Dec-00       41,511.61       33,259.79         $74,771
Lucent Technologies                 Middletown, NJ        Circuit Board Mfg.  Dec-00      202,764.23       92,321.65        $295,086
Lucent Technologies                 Columbus, OH          Circuit Board Mfg.  Dec-00       89,378.43       61,088.39        $150,467
Lucent Technologies                 Columbus, OH          Circuit Board Mfg.  Dec-00       89,922.75       61,087.06        $151,010
EMC Corporation                     Hopkinton, MA         Circuit-Board Mfg   Dec-00      295,655.90      129,599.21        $425,255

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------

International Paper                 Kenton, OH            General             Dec-00            0.00        1,867.94          $1,868
                                                          Construction/
                                                          Utility
Niagara Mohawk Power Corporation    Buffalo, NY           General             Dec-00            0.00       64,505.47         $64,505
                                                          Construction/
                                                          Utility
St. Louis County Water              St. Louis, MO         General             Dec-00      178,756.89       63,625.54        $242,382
                                                          Construction/
                                                          Utility
AES c/o Somerset, LLC               Barker, NY            General Const-      Dec-00            0.00       28,706.20         $28,706
                                                          Utility
AES c/o Somerset, LLC               Barker, NY            General Const       Dec-00            0.00       16,060.69         $16,061
                                                          -Utility
Borg Imaging                        Rochester, NY         Medical             Dec-00            0.00       41,719.55         $41,720
Borg Imaging                        Rochester, NY         Medical             Dec-00       45,678.31        7,609.86         $53,288
Borg Imaging                        Rochester, NY         Medical             Dec-00      116,798.11       13,132.49        $129,931
GE Aircraft Engines                 Madisonville, KY      Machine Tools       Dec-00      260,286.66      111,507.86        $371,795
GE Aircraft Engines                 Madisonville, KY      Machine Tools       Dec-00      273,382.22      108,372.66        $381,755
GE Aircraft Engines                 Madisonville, KY      Machine Tools       Dec-00      273,382.22      108,372.66        $381,755
GE Aircraft Engines                 Muskegan, MN          Machine Tools       Dec-00      276,159.64      108,372.66        $384,532
GE Aircraft Engines                 Cincinnati, OH        Machine Tools       Dec-00      314,904.71      112,695.33        $427,600
GE Aircraft Engines                 Rutland, VT           Machine Tools       Dec-00       55,235.53       22,990.48         $78,226
GE Aircraft Engines                 Rutland, VT           Machine Tools       Dec-00      241,100.68       80,341.53        $321,442
GE Engine Services                  Arkansas City, KS     Machine Tools       Dec-00      514,849.97       60,841.57        $575,692

                                    TABLE VI

                                   (unaudited)



          Original Lessee                                                     Date        Total              Cash        Acquisition
         or Equipment User                Location              Equipment    Purchased  Financing (1)    Expended (2)       Cost (3)
----------------------------------  --------------------- ------------------ --------- --------------   -------------    -----------
GE Engine Services                  Arkansas City, KS     Machine Tools       Dec-00      112,668.62       10,775.09        $123,444
GE Power Systems                    Bangor, ME            Machine Tools       Dec-00      327,429.11      208,767.88        $536,197
                                                                                       -------------    ------------     -----------
                                                                                       $  66,053,184    $ 18,940,638     $84,993,822
                                                                                       =============    ============     ===========

(1) This is the financing at the date of acquisition.
(2) Cash  expended  is equal to cash  paid plus  amounts  payable  on  equipment purchases  at December  31,  2000.
(3) Total  acquisition  cost is equal to the contractual purchase price plus acquisition fee.

                                    TABLE VI
        Acquisition of Equipment - Recent Public Programs - Fund Eight B
                                   (unaudited)



                              SUPPLEMENTAL SCHEDULE

The following is a summary of the types and amounts of equipment currently under management for ICON Income Fund Eight B L.P. for the year ended December 31, 2000 pursuant to leases or which secure its financing transactions.

                                        Equipment      Equipment         Total
Equipment Category                       Leases       Financings      Portfolio
------------------                       ------       ----------      ---------

Aircraft                               $44,515,416    $      --      $44,515,416
Material Handling                        9,477,392           --        9,477,392
Production                               8,949,746           --        8,949,746
Computer Systems                         2,009,644           --        2,009,644
Construction                               364,128           --          364,128
Trucks and Trailers                      8,678,695           --        8,678,695
Medical                                    231,686           --          231,686
Office Furniture and Fixtures            6,324,147           --        6,324,147
Manufacturing                            4,245,565           --        4,245,565
Haul Trucks\ Wheel Loaders                 197,403           --          197,403
                                       -----------    -----------    -----------
                                       $84,993,822    $      --      $84,993,822
                                       ===========    ===========    ===========